UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 31, 2023
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CDW CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue
Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (847) 465-6000
75 Tri-State International
Lincolnshire, Illinois 60069
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2023, the board of directors (the “Board”) of CDW Corporation (the “Company”) increased the size of the Board from ten directors to eleven directors and elected Kelly J. Grier to fill the newly-created directorship. Ms. Grier will serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee. The Board has determined that Ms. Grier is independent for purposes of the listing standards of the Nasdaq Global Select Market.

Ms. Grier will receive the director fees and stock-based compensation for directors previously disclosed in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders. In connection with her appointment, Ms. Grier and the Company will enter into the Company’s standard indemnification agreement, the form of which was filed with the Securities and Exchange Commission as Exhibit 10.32 with the Company’s Amendment No. 2 to Form S-1 filed on June 14, 2013. Ms. Grier will stand for re-election at the Company’s 2024 Annual Meeting of Stockholders.

Ms. Grier, age 53, retired as the US Chair and Managing Partner (CEO) of Ernst & Young LLP, a global professional services firm, having served in that capacity from 2018 to June 2022. She currently serves on the board of directors of Illinois Tool Works Inc., a global manufacturing company.

There are no arrangements or understandings between Ms. Grier and any other persons pursuant to which she was selected as a director. Ms. Grier does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company on August 1, 2023 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date:	August 1, 2023	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary